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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                  Filed Pursuant to Section 13 or 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 3, 1998


                        MERISTAR HOTELS & RESORTS, INC.
             (Exact name of registrant as specified in its charter)



DELAWARE                            1-14331                           51-0379982
(State or other jurisdiction     (Commission File                  (IRS Employer
of incorporation)                     Number)             Identification Number)



                          1010 Wisconsin Avenue, N.W.
                             Washington, D.C. 20007
                    (Address of principal executive offices)

      Registrant's telephone number, including area code:   (202) 965-4455
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                                    FORM 8-K

ITEM 2.        ACQUISITIONS

On August 3, 1998, CapStar Hotel Company ("CapStar") and American General Hospitality Corporation ("American General") completed their previously announced merger (the "Merger"). With the completion of the Merger, MeriStar Hospitality Corporation (a hotel real estate investment trust) ("MeriStar Hospitality") and MeriStar Hotels & Resorts, Inc. (a hotel management company) ("MeriStar Hotels & Resorts") began trading on August 3, 1998 on the New York Stock Exchange under the ticker symbols MHX and MMH, respectively.

In accordance with the merger agreement (the "Merger Agreement"), CapStar shareholders received one share of MeriStar Hospitality for each CapStar share owned. American General shareholders received 0.8475 shares of MeriStar Hospitality for each American General share owned. Immediately prior to the Merger, CapStar shareholders received as a spin-off one share of MeriStar Hotels & Resorts for each CapStar share owned (the "Spin-Off"). The exchange of CapStar and American General shares for MeriStar Hospitality shares is nontaxable. The Spin-Off is taxable to CapStar shareholders.

Initial shareholders of MeriStar Hospitality (CapStar and American General shareholders of record at the close of business on July 31, 1998) have received rights ("Rights") to buy shares in MeriStar Hotels & Resorts. Each initial shareholder of MeriStar Hospitality has received a non-transferable right to purchase one share of MeriStar Hotels & Resorts for each six shares owned of MeriStar Hospitality. The subscription price for the Rights is equal to $2.84 per share. The Rights expire at 5 p.m. on Monday, August 31.

As part of the Merger and Spin-Off, MeriStar Hotels & Resorts acquired privately-held American General Hospitality, Inc. and AGH Leasing, L.P., which together operated and/or leased 46 of American General's 54 owned hotels and managed 15 additional properties for third party owners, for an aggregate purchase price of $95 million, paid with a combination of cash and operating partnership units.

A copy of the press release relating to the Merger and the Spin-Off is being filed as Exhibit 99.1 to this report.

On April 10, 1998, MeriStar Hotels & Resorts filed a Registration Statement on Form S-1 (No. 333-49881), as amended by Amendment No. 1 filed on May 22, 1998; Amendment No. 2 filed on June 5, 1998; Amendment No. 3 filed on June 19, 1998; Amendment No. 4 filed on June 22, 1998; and Amendment No. 5 filed on July 23, 1998, relating to the registration under the Securities Act of 1933, as amended, of the Rights and shares of Common Stock of MeriStar Hotels & Resorts to be issued pursuant to the Rights offering. Such Registration Statement is incorporated herein by reference as Exhibit 99.2.


ITEM 5.          OTHER INFORMATION

                 See Item 2.

ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS

        (a)(b) Financial Statements and Pro Forma Financial Information See Exhibit 99.2

        (c)      Exhibits

Exhibit          Description
-------          -----------

99.1             Press Release, dated August 3, 1998

99.2 Registration Statement on Form S-1 (No.333-49881) is incorporated herein by reference.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 14, 1998



                                        MERISTAR HOTELS & RESORTS, INC


                                        By:  /s/  JAMES A. CALDER
                                        ----------------------------------
                                        James A. Calder
                                        Chief Financial Officer
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EXHIBIT INDEX

Exhibit    Description
-------    -----------

99.1       Press Release, dated August 3, 1998

99.2 Registration Statement on Form S-1 (No.333-49881) is incorporated herein by reference.